UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                               FORM 8-K
                             CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported) June 11, 2003

                      CYCLE COUNTRY ACCESSORIES CORP.

          (Exact name of registrant as specified in its charter)

      NEVADA                          333-68570             42-1523809
----------------------------      ----------------     -----------------

(State or other jurisdiction      (Commission File       (IRS Employer
 of incorporation)                   Number)           Identification Number)

                     2188 Highway 86 Milford, Iowa 51351

                   (Address of principal executive offices)

     Registrant's telephone number, including area code (712) 338-2701



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ITEM 5. OTHER EVENTS.

On June 11, 2003 Cycle Country Accessories Corp (OTCBB CYCY) entered into and closed upon a financing agreement with the Laurus Family of Funds. On June 11, 2003, Cycle Country Accessories Corp (OTCBB CYCY) issued a press release discussing such transaction.
The proceeds of the investment will be made available to the Company for use as general corporate purposes upon the conversion of the Preferred Stock. Upon an event of default, the investment may be reclassified as a debt obligation of the Company.

A copy of such press release is attached to this Form 8-K/A as Exhibit 99.01.

A copy of the agreement for such financing is attached as Exhibit 3.1 (Amendment to Articles of Incorporation -Certificate of Designations)

EXHIBIT LIST

Exhibit 3.1- Certificate of Designations

Exhibit 99.01 - Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCLE COUNTRY ACCESSORIES CORP.

Date   June 11,2003
    ------------------------------

                                 By: /s/ Ronald C. Hickman
                                     ---------------------
                                      Ronald C. Hickman
                                      President and Director





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCLE COUNTRY ACCESSORIES CORP.

Date   June 11,2003
    ------------------------------

                                     By: /s/ Ronald C. Hickman
                                        ----------------------
                                             Ronald C. Hickman
                                             President and Director


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